UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 18, 2014 (August 15, 2014)

Date of Report (Date of Earliest Event Reported)

ALLERGAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10269	95-1622442
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2525 Dupont Drive

Irvine, California 92612

(Address of Principal Executive Offices) (Zip Code)

(714) 246-4500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2014, the Board of Directors of Allergan, Inc. (“the Company”) appointed James M. Hindman, 54, the Company’s current Senior Vice President, Treasury, Risk and Investor Relations, to serve as Executive Vice President, Finance and Business Development, Chief Financial Officer, effective immediately. Mr. Hindman joined Allergan in 1984 and has served as Senior Vice President, Treasury, Risk and Investor Relations since 2002. Prior to that, he served in a variety of finance positions, including Senior Vice President, Finance and Controller, Assistant Corporate Controller and Vice President, Financial Planning and Analysis. Mr. Hindman also serves as President of The Allergan Foundation. Before joining the Company, Mr. Hindman worked at Deloitte, Haskins and Sells.

Mr. Hindman has accepted a written offer letter (the “Offer Letter”) from the Company, which specifies his compensation and benefits. Pursuant to the terms of the Offer Letter, Mr. Hindman will receive a base salary of $550,000. Mr. Hindman will continue to participate in the Company’s 2014 Management Bonus Plan (the “Management Bonus Plan”) and will be eligible to receive an annual bonus, targeted at 70% of his annual base salary, prorated beginning on the Effective Date and continuing through December 31, 2014. Also in recognition of Mr. Hindman’s enhanced responsibilities, in November 2014, Mr. Hindman will receive a grant of restricted stock units with a value of $2,000,000 (the “RSU Grant”). The RSU Grant reflects Mr. Hindman’s promotion as well as the value of his 2015 equity grant; therefore, Mr. Hindman will not be eligible to receive an on-cycle equity grant in 2015. A description of the Management Bonus Plan is contained in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 26, 2014 and is incorporated herein by reference. In addition, in accordance with the Company’s Change in Control Policy, in the event of a qualifying termination following a change in control, Mr. Hindman will be eligible to receive a severance payment equal to three times the combined base salary and bonus formula set forth in the policy.

Mr. Hindman succeeds Jeffrey L. Edwards, who provided notice to the Company on August 15, 2014 that he would resign from his position as Executive Vice President, Finance and Business Development, Chief Financial Officer, effective August 18, 2014, due to family commitments. Mr. Edwards will remain employed by the Company in a non-executive officer capacity to facilitate a smooth transition.

A copy of the Company’s press release announcing Mr. Hindman’s appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

99.1        Allergan, Inc. press release dated August 18, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.

Date: August 18, 2014	By:	/s/ Matthew J. Maletta
	Name:	Matthew J. Maletta
	Title:	Vice President,
Associate General Counsel and Secretary

Exhibit Index

Exhibit	Description of Exhibit

99.1	Allergan, Inc. press release dated August 18, 2014